SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 25, 1999

                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-16014
                            (Commission File Number)


         Delaware                                    23-2417713

(State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                    Identification Number)


One North Main Street - Coudersport, PA              16915-1141
(Address of principal executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (814) 274-9830






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Item 5. Other Events

         On October 25, 1999, Adelphia Communications Corporation ("Adelphia"), announced that Adelphia's majority owned subsidiary, Hyperion
Telecommunications, Inc., had completed the change of its legal name to Adelphia Business Solutions, Inc. Adelphia Business Solutions, Inc.'s stockholders approved the name change at its annual stockholder meeting on October 25, 1999.

         The NASDAQ National Market ticker symbol for Adelphia Business Solutions, Inc. Class A Common Stock will be "ABIZ." The predecessor ticker symbol for the Class A Common Stock was "HYPT" prior to the name change. The change in the NASDAQ ticker symbol is expected to be effective at the opening of the market on Wednesday, October 27, 1999.

         The announcement was made in a press release, a copy of which is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit                                                      Description

99.01                               Press release dated October 25, 1999





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       ADELPHIA COMMUNICATIONS CORPORATION

Date: October 25, 1999                 By: /s/ Timothy J. Rigas
                                               ----------------
                                               Timothy J. Rigas
                                                Executive Vice President, Chief
                                                Financial Officer, Chief
                                                Accounting Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit                                                      Description

99.01                               Press release dated October 25, 1999